UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washing, D.C. 20549

______________________

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

______________________

TANK SPORTS, INC.
(Exact name or registrant as specified in its charter)

California	95-4849012
(State of incorporation or organization	(I.R.S. Employer Identification No.)

10925 Schmidt Road, El Monte, California 91733
(Address of principal executive offices)

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box |_|.	If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box |X|.

Securities Act registration statement file number to which this form relates: 333-129910

Securities to be registered pursuant to Section 12(b) of the Act:
None

Securities to be registered pursuant to Section 12(g) of the Act:
Common

Item 1. Description of Registrant's Securities to be Registered.

The description of the Registrant's Common Stock contained in Amendment No. 2 to the Registrant's Registration Statement on Form SB-2, filed with the Commission on November 23, 2005 (Commission File Number 333-129910) is incorporated by reference herein.

Item 2. Exhibits.

No exhibits have been filed as part of this registration statement.

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

TANK SPORTS, INC. (Registrant)
Date: April 25, 2006	By: /s/ Jing Jing Long Principal Executive Officer